UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2011

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-31719 (Commission File Number)	13-4204626 (I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
On September 15, 2011, Molina Healthcare, Inc. (the “Company”) presented and webcast certain slides as part of the Company’s presentation at its Investor Day Conference held in New York City. A copy of the Company’s complete slide presentation is included as Exhibit 99.1 to this report. An audio and slide replay of the live webcast of the Company’s Investor Day presentation will be available for 30 days from the date of the presentation at the Company’s website, www.molinahealthcare.com, or at www.earnings.com. The information contained in such websites is not part of this current report.
The information in this Form 8-K current report and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits:
Exhibit

No.	Description
99.1	Slide presentation given at the Investor Day Conference of Molina Healthcare, Inc. on September 15, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: September 16, 2011	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President — General Counsel, and Secretary

EXHIBIT INDEX
Exhibit

No.	Description
99.1	Slide presentation given at the Investor Day Conference of Molina Healthcare, Inc. on September 15, 2011.